Execution copy

                                                                Exhibit 10.2


                                    SCHEDULE
                                     to the
                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.
                                MASTER AGREEMENT
                            dated as of June 26, 2003


between BEAR, STEARNS INTERNATIONAL LIMITED, a company organized under the laws of England and Wales ("Party A"), and each of CRIIMI NEWCO, LLC a limited liability company organized under the laws of the State of Delaware ("Criimi Newco") and CBO REIT II, Inc., a corporation organized under the laws of the State of Maryland ("CBO", CBO and Criimi Newco jointly and severally, "Party B").

                                     Part 1
                             Termination Provisions

(a)      "Specified Entity" means in relation to Party A for the purpose of:
         Section 5(a)(v), Affiliates of Party A Section 5(a)(vi), Not Applicable
         Section 5(a)(vii), Not Applicable Section 5(b)(iv), Not Applicable

         And in relation to Party B for the purpose of:
         Section 5(a)(v),  Affiliates of Party B
         Section 5(a)(vi), Affiliates of Party B
         Section 5(a)(vii), Not Applicable
         Section 5(b)(iv), Not Applicable

(b)      The "Default under Specified  Transactions"  provision of
         Section 5(a)(v), as modified in Part 5 below, will apply to Party A and to Party B.

         To the extent such provisions apply:

         "Specified Transaction" will have the meaning set forth in Part 5 below.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and to Party B.

         To the extent such provisions apply:

         "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement unless otherwise defined herein.

         "Threshold Amount" means USD10,000,000 or the equivalent thereof, as reasonably determined by the other party, if the applicable Specified Indebtedness is stated in any currency other than USD.

(d) The "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to Party A and to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement the Second Method and Market Quotation will apply.

(g) "Termination Currency" means United States Dollars, unless the parties otherwise agree.

(h) Section 5(b)(v) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event:

         (i) Breach of Constituency Documents; Additional Creditors. If, at any time, either Criimi Newco or CBO shall violate any terms of their respective charter or incur any Indebtedness or obligation in respect of borrowed money, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than as contemplated by the Repurchase Documents, then Party B shall be the Affected Party, and Party A, which shall be the non-Affected Party, shall, at its option, designate an Early Termination Date, and all Transactions hereunder will be Affected Transactions.

             For the purpose hereof, the terms "Indebtedness" and "Repurchase Documents" shall have the meaning given to them in the Repurchase Agreement dated as of January 14, 2003, as amended, between Party A and Party B.




                                    Part 2
                              Tax Representations

(a) Payer Tax Representation. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representation. The following representations will apply to Party A and Party B:

         (1) For the purpose of Section 3(f), the following representations will apply to Party A :

                  Party A is a company organized under the laws of England and Wales.

                  Each payment received or to be received by Party A in connection with this Agreement will not be treated as effectively connected with the conduct of a trade or business in the United States of America by Party A.

                  Party A is (i) a "non-US branch of a foreign person" as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (or any applicable successor provision) and (ii) a "foreign person" within the meaning of
                  Section 1.6041-4(a)(4) of the United States Treasury Regulations (or any applicable successor provision).

                  Party A further represents that for purposes of Section 1.1441-7(b)(5) of the Treasury Regulations, Party A has requested correspondence to be sent to an address in the United States because that address is an administrative unit for transactions of this type entered into by the worldwide Bear Stearns group of companies.

                  Party A is treated as a corporation for U.S. federal tax purposes.

                  Party A is a resident of the United Kingdom within the meaning of the Specified Treaty; Party A is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment will be treated as attributable to a trade or business carried on by it through a permanent establishment in the United States of America.

                  "Specified Treaty" means the income tax convention between the United States of America and United Kingdom.

                  Party A is not a bank that has entered into this Agreement in the ordinary course of its trade or business of making loans, as described in Section 881(c)(3)(A) (or any applicable successor provision) of the U.S. Internal Revenue Code of 1986, as amended.

         (2) For the purpose of Section 3(f), the following representations will apply to Party B:--

                  CBO is a corporation created or organized in the United States or under the laws of the United States or of any State or of the District of Columbia.

                  CBO's U.S. taxpayer identification number is 81-0589880.

                  Criimi Newco is a limited liability company created or organized in the United States or under the laws of the United States or of any State or of the District of Columbia.

                  Criimi Newco is a wholly-owned entity that is disregarded for U.S. federal tax purposes under U.S. Treasury Regulation
                  Section 301.7701-2(c)(2) (or any applicable successor provision) as an entity separate from its owner and Criimi Newco's single owner is a "United States person" for U.S. federal tax purposes as that term is defined in Section 7701(a)(30) (or any applicable successor provision) of the U.S. Internal Revenue Code of 1986, as amended. In addition, Criimi Newco's single owner's name is CRIIMI Newco Member, Inc. and its U.S. taxpayer identification number is 81-0589882.

                  Each payment received or to be received by Criimi Newco in connection with this Agreement will be treated as effectively connected with the conduct of a trade or business in the United States of America by Criimi Newco.

                  CBO is "United States person" for U.S. federal tax purposes as that term is defined in Section 7701(a)(30) (or any applicable successor provision) of the U.S. Internal Revenue Code of 1986, as amended.

                                     Part 3
                         Agreement to Deliver Documents

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are: as follows:


Party         Form/Document/Certificate                 Date by which to be
required to                                             delivered
deliver
document

Party A       An original properly completed and        (i) upon execution of
              executed United States Internal Revenue   this Agreement, (ii) on
              Service Form W-8BEN (or any successor     or before the first
              thereto) with respect to any payments     payment date under this
              received or to be received by Party A.    Agreement, including any
                                                        Credit Support Document,
                                                        (iii) before December 31
                                                        of each third succeeding
                                                        calendar year, (iv)
                                                        promptly upon the
                                                        reasonable demand by
                                                        Party B, (v) prior to
                                                        the expiration or
                                                        obsolescence of any
                                                        previously delivered
                                                        form, and (vi) promptly
                                                        upon the information on
                                                        any such previously
                                                        delivered form becoming
                                                        inaccurate or incorrect.

Party B       An original properly completed and        (i) upon execution of
              executed United States Internal Revenue   this Agreement, (ii) on
              Service Form W-9 (or any successor        or before the first
              thereto) of CBO and CRIIMI Newco Member,  payment date under this
              Inc. with respect to any payments         Agreement, including any
              received or to be received by Party B.    Credit Support Document,
                                                        (iii) promptly upon the
                                                        reasonable demand by
                                                        Party A, and (iv)
                                                        promptly upon the
                                                        information on any such
                                                        previously delivered
                                                        form becoming
                                                        inaccurate or incorrect.


(b) Other documents to be delivered are:

 PARTY REQUIRED                                                  DATE BY WHICH TO BE       COVERED BY
   TO DELIVER              FORM/DOCUMENT/CERTIFICATE                  DELIVERED            SECTION 3(d)
================== =========================================== ========================= ==================
     Party A       Certified copies of all documents           Upon or prior to                 Yes
       and         evidencing necessary authorizations and     execution of this
     Party B       approvals, obtained  pursuant to the        Agreement, any Credit
                   relevant constitutive  documents,  with     Support Document and
                   respect to the execution, delivery and      promptly at the request
                   performance by the party and any Credit     of the other party upon
                   Support Provider of this Agreement, any     execution of a
                   Credit Support Document and any             Confirmation.


                   Confirmation, including, where
                   applicable, certified copies of the
                   resolutions of its Board of
                   Directors or its governing body
                   authorizing the execution and delivery
                   of this Agreement, the relevant Credit
                   Support Document or any Confirmation.


     Party A       A certificate of an authorized officer      Upon or prior to                 Yes
       and         of the party and any Credit Support         execution of this
     Party B       Provider as to the incumbency and           Agreement, any
                   authority of the officers of the party      Credit Support Document
                   and any Credit Support Provider signing     and promptly at the
                   this Agreement, any Credit Support          request of the other
                   Document or any Confirmation.               party upon execution
                                                               of a Confirmation.

     Party A       Guaranty of The Bear Stearns Companies      As soon as practicable,          No
                   Inc. ("BSC") in the form of Exhibit I       but no later than upon
                   attached hereto.                            execution of this
                                                               Agreement.

     Party B       Guaranty of CRIIMI MAE Inc. in form         As soon as practicable,          No
                   and substance reasonably satisfactory       to  but no later than upon
                   Party A.                                    execution of this
                                                               Agreement.

     Party A       With respect to Party A, a copy of          Promptly after request           Yes
       and         the udited consolidated financial           by the other party.
     Party B       statement of BSC with respect to its
                   most recent fiscal year, and with
                   respect to Party B, the audited
                   consolidated financial statements
                   of Party  B's Credit Support Provider
                   for the most recent fiscal year, in
                   all cases prepared in accordance with
                   generally accepted accounting
                   principles in the country in which
                   such party is organized.

     Party A       With respect to Party A, a copy of          Promptly after request           Yes
       and         the unaudited consolidated financial        by the other party.
     Party B       statements of BSC, and with respect
                   to Party  B, a copy of the unaudited
                   consolidated financial statements of
                   Party  B's Credit Support Provider, in
                   each case either for each fiscal
                   quarter or for each six month period,
                   if not prepared on a quarterly basis,
                   as applicable, prepared in accordance
                   with generally accepted accounting
                   principles in the country in


                   which such party is organized.

     Party A       A copy of each regular financial or         Promptly after request           Yes
       and         business reporting document that is         by the other party.
     Party B       (i) distributed  or made  generally
                   available by, with respect to Party A,
                   BSC, and with respect to Party B, its
                   Credit Support Provider, to its
                   respective shareholders or investors
                   or (ii) filed by, with respect to
                   Party A, BSC, and with respect to
                   Party B, its Credit Support Provider
                   in accordance with the disclosure
                   requirements of any applicable statute,
                   rule, regulation or judicial decree
                   and made available for public
                   inspection.


     Party B       An opinion of counsel of Party B in         Promptly upon execution          No
                   No connection with this Agreement in        of this Agreement.
                   form and substance reasonably
                   satisfactory to Party A.

     Party B       An opinion of counsel for the Credit        Promptly upon execution          No
                   Support Provider of Party B in              of this Agreement.
                   connection with the Guaranty of the
                   Credit Support Provider.


                                     Part 4
                                  Miscellaneous

(a)     Addresses for Notices. For the purpose of Section 12(a) of this
        Agreement:

        Address for notices or communications to Party A:

             Address:       One Metrotech Center North, Brooklyn, New York 11201
             Attention:     Derivatives Operation - 7th Floor
             Facsimile:     (212) 272-1634

        With a copy to:

             Address:       One Canada Square, London E14 5AD, England
             Attention:     Derivatives Middle Office
             Facsimile:     011-44-207-516-6805

        For purposes of Sections 5 and 6, a copy to:

             Address:       383 Madison Avenue, New York, NY 10179
             Attention:     Derivatives Documentation - 35th Floor
             Facsimile:     (212) 499-6886 and (212) 272-9857

        Addresses for notices or communications to Party B:

             Address:       11200 Rockville Pike, Rockville, MD 20852
             Attention:     Cynthia O.Azzara, CFO
             Facsimile:     (301) 231 0334

(b) Process Agent. For the purpose of Section 13(c) of this Agreement:

    Party A appoints as its Process Agent - Not Applicable. Party B appoints as its Process Agent - Not Applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

    Party A is not a Multibranch Party.

    Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) Credit Support Document. Details of any Credit Support Document:

    The Guaranty of BSC shall be a Credit Support Document with respect to Party A.

    The Guaranty of CRIIMI MAE INC. shall be a Credit Support Document with respect to Party B.

    The Credit Support Annex dated as of even date herewith shall be a Credit Support Document in relation to Party A and Party B and is incorporated herein by reference.

(g) Credit Support Provider. "Credit Support Provider" means, in relation to Party A, BSC and, in relation to Party B, CRIIMI MAE INC.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to all Transactions from the date hereof, other than as specified in a Confirmation.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

                                     Part 5
                                Other Provisions

(a) Inconsistency. In the event of any inconsistency between the provisions contained in this Agreement and those contained in any of the definitions published by ISDA (the "ISDA Definitions"), the provisions contained in this Agreement will prevail. In the event of any inconsistency between the provisions contained in a Confirmation and those contained in ISDA Definitions or the Agreement, the provisions contained in such Confirmation shall prevail unless otherwise specified in a Confirmation or other writing signed by the parties.

(b) Modifications to Termination Provisions.

    (i) Default under Specified Transactions

                (A) Section 5(a)(v) is hereby amended by (1) deleting the phrase "for at least three Local Business Days" in the seventh line thereof and replacing it with the phrase "for at least one Local Business Day".

                (B) "Specified Transaction," as defined in Section 14 of this Agreement, is hereby amended (a) by inserting between "(b)" and the word "any" in the ninth line thereof the following clause: "all financial transactions entered into between Party A (or any Credit Support Provider of such party or any applicable Specified Entity of such Party) and Party B (or any Credit Support Provider of such party or any applicable Specified Entity of such party), including, without limitation, futures, stock lending agreements, repurchase agreements and reverse repurchase agreements, loans of any kind, purchases and sales of equity and debt securities of any kind, including mortgages, whether or not on margin, (c)" and (b) by replacing the words "and (c)" in the ninth line thereof with "and (d)".

(c) Procedures for Entering into Transaction; Recording.

    (i) For each Transaction which Party A and Party B enter into hereunder, Party A shall transmit to Party B a Confirmation.

    (ii) Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(d) Transfer. Section 7 of this Agreement is hereby amended by inserting the following at the end thereof:

                  "Notwithstanding the foregoing, Party A may transfer this Agreement and all of its interests and obligations in or under this Agreement to BSC or any of BSC's Affiliates, provided that (i) if such transfer is to an entity other than BSC, Party B is furnished with a Guaranty of BSC of such transferee's obligations and liabilities in substantially the form of the Guaranty of BSC delivered in connection with this Agreement, (ii) Party A agrees to only transfer to a transferee in a jurisdiction which it is aware is a "netting" jurisdiction, that is in which, either by opinion of counsel published by ISDA, or by obtaining such an opinion of counsel on its own in the respective jurisdiction, netting under this Agreement shall be enforceable (iii) it does not become unlawful for either party to perform any obligation under this Agreement as a result of such transfer and (iv) the rights and obligations of Party A under the Repurchase Agreement are transferred to the same entity to which Party A transferred this Agreement. Upon such assignment Party A shall be fully released from any and all obligations and liabilities related to the interests and obligations assigned."

(e) Additional Representations. Section 3 is hereby amended by adding the following subsections (g), (h), (i) and (j) at the end of such Section:

                  "(g) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document, each Transaction and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver: (1) the other party hereto or thereto is not acting as a fiduciary or financial or investment advisor for it; (2) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party hereto or thereto other than the representations expressly set forth in this Agreement, in such Credit Support Document and in any Confirmation; (3) the other party hereto or thereto has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, such Credit Support Document, such Transaction or such other documentation; (4) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; (5) it has determined that the rates, prices or amounts and other terms of each Transaction and the indicative quotations (if any) provided by the other party hereto or thereto reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties; (6) it is entering into this Agreement and each Transaction with a full understanding of all the terms, conditions and risks hereof and thereof (economic and otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (7) it is a sophisticated institutional investor.

                  (h) Line of Business. It has entered into this Agreement (including each Transaction governed hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

                  (i) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise) and it has individually negotiated each Transaction.

                  (j) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended."

(f) Payments.

                  (i) If the parties are each required to make payments pursuant to Section 2(a) on the same day in respect of a Transaction but the payments are to be made in different currencies, the party that receives the payment due to it first shall hold an amount equal to the payment it received in trust (with the right to commingle that amount with its general funds) for the benefit of the other party until that other party receives the corresponding payment due to it.

                  (ii) If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments due from such party on that date are to be made in escrow and be deposited with an escrow agent reasonably acceptable to the other party, which shall not be an Affiliate of a party requesting that payments be made in escrow. In this case deposit of the payment due on that day shall be made by 2:00 P.M. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow at such party's request. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds the deposited payment (at 11:00 A.M. local time on that day) if that payment is not released by 5:00 P.M. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make hereunder in a timely fashion.

(g) Set-off. Section 6 of this Agreement is hereby amended by adding the following Subsection (f) at the end thereof:

                  "(f) Set-Off. (i) In addition to any rights of set-off, combination of accounts, lien or other similar rights to which a party hereto is at any time otherwise entitled (whether by operation of law, contract or otherwise), upon the occurrence of (a) an Event of Default (in which case the Defaulting Party will be referred to herein as "X"), (b) a Credit Event Upon Merger or an Illegality (in which case the Affected Party will be referred to herein as "X") or (c) an Additional Termination Event (in which case the party with respect to which the Additional Termination Event has occurred, or been deemed to have occurred, will be referred to herein as "X"), the party hereto that is not X and which is not a Defaulting Party or an Affected Party (such party being referred to herein as "Y") shall have the right (but not the obligation), without prior notice to X or any other person, to set-off any obligation of X owing to Y (and, if Y elects, any Affiliates of Y) (whether or not arising under the Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation). The parties agree and acknowledge that the obligations referred to by this provision shall be deemed satisfied and discharged to the extent they are so set-off. Y will give notice to X of any set-off effected pursuant to this Section 6(f) promptly after such set-off has been effected.

                  (ii) In order to set-off obligations that are denominated in different currencies, Y may convert any obligation denominated in one currency (the "Original Currency") to another currency (the "Set-off Currency") at the market rate, determined by Y in good faith with notice to X, at which Y would be able, acting in a commercially reasonable manner, to purchase the Set-off Currency for the relevant amount of the Original Currency.

                  (iii) If an obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of such estimate, subject to the relevant party accounting to the other when such obligation is ascertained.

                  (iv) Nothing in this Section 6(f) will be deemed to create a charge or other security interest."

(h) Waiver of Jury Trial. Each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement.

(i) Multibranch Party. Without limiting the generality of Section 10, each Multibranch Party represents to the other party and agrees that the obligations of such Multibranch Party are unconditional, irrespective of the validity or enforceability of this Agreement against any of its Offices, whether or not such Office has undergone a change in its status, function, control or ownership.

(j) Party A and Party B hereby acknowledge and agree that CRIIMI Newco, LLC and CBO REIT II, INC are each jointly and severally liable to Party A for all of their respective obligations, representations, warranties and covenants.

(k) Scope. Any transactions that have been entered into between the parties prior to the date of this Agreement that would otherwise constitute a "Specified Transaction" (as defined in Section 14 of the Agreement but without taking into account the amendment specified in Part 5(b) of the Schedule) for purposes of this Agreement shall be deemed governed by and construed in accordance with this Agreement, unless any Confirmation with respect to a Transaction entered into after the execution of this Agreement expressly provides otherwise

IN WITNESS WHEREOF, the parties have executed and delivered this document as of the date specified on the first page of this document.

BEAR, STEARNS INTERNATIONAL LIMITED         CBO REIT II, INC.




/s/Timothy Murray                           /s/David B. Iannarone
-----------------------------------         -----------------------------
Name:  Timothy Murray                       Name:  David B. Iannarone
Title: Authorized Signatory                 Title: Executive Vice President
                                                    and Chief Operating
                                                    Officer

CRIIMI NEWCO, LLC



/s/David B. Iannarone
-----------------------------------
Name:  David Iannarone
Title: Executive Vice President
        and Chief Operating Officer

                                                                 EXHIBIT I



                                    GUARANTY

GUARANTY, dated as of {}, by THE BEAR STEARNS COMPANIES INC., a Delaware corporation (the "Guarantor"), in favor of each of CRIIMI NEWCO, LLC a limited liability company organized under the laws of the State of Delaware and CBO REIT II, Inc., a corporation organized under the laws of the State of Maryland (together and individually, the "Beneficiary").

(a)      Guaranty.
(i) To induce the Beneficiary to enter into an ISDA Master Agreement as of even date herewith and one or more Transactions as of various dates (together, the "Agreement"; terms capitalized but not otherwise defined herein being used herein as therein defined) with BEAR, STEARNS INTERNATIONAL LIMITED ("Bear Stearns"), subject to the terms and conditions set forth herein, the Guarantor irrevocably and unconditionally guarantees to the Beneficiary, its successors and permitted assigns, the prompt payment on demand, of any and all amounts due and payable to the Beneficiary under the Agreement, subject to any applicable grace period thereunder (the "Obligations").

(ii) The Guarantor hereby waives acceptance of this Guaranty, diligence, promptness, presentment, demand on Bear Stearns for payment, protest of nonpayment and all notices of any kind. In addition, the Guarantor's obligations hereunder shall not be affected by the existence, validity, enforceability, perfection, or extent of any collateral therefor. The Beneficiary shall not be obligated to proceed against Bear Stearns before claiming under the Guaranty nor to file any claim relating to the Obligations in the event that Bear Stearns becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiary so to file shall not affect the Guarantor's obligations hereunder. The Guarantor agrees that its obligations under this Guaranty constitute a guaranty of payment and not of collection.

(b) Consents, Waivers and Renewals. The Guarantor agrees that the Beneficiary, may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with Bear Stearns or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Beneficiary and Bear Stearns or any such other party or person, without in any way impairing or affecting the Guarantor's obligations under this Guaranty. The Guarantor agrees that the Beneficiary may resort to the Guarantor for payment of any of the Obligations, whether or not the Beneficiary shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Obligations.

(c) Expenses. The Guarantor agrees to pay on demand all out-of-pocket expenses (including without limitation the reasonable fees and disbursements of Beneficiary's counsel) incurred in the enforcement or protection of the rights of the Beneficiary hereunder; provided that the Guarantor shall not be liable for any expenses of the Beneficiary if no payment under this Guaranty is due.

(d) Subrogation. The Guarantor will not exercise any rights that it may acquire by way of subrogation until all Obligations to the Beneficiary shall have been paid in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Beneficiary and shall forthwith be paid to the Beneficiary to be credited and applied to the Obligations, whether matured or unmatured. Subject to the foregoing, upon payment of all the Obligations, the Guarantor shall be subrogated to the rights of the Beneficiary against Bear

                                                            CBO REIT II, LLC

         Stearns and the Beneficiary agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

(e) Cumulative Rights. No failure on the part of the Beneficiary to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Beneficiary of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Beneficiary or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Beneficiary from time to time.

(f)      Representations and Warranties.

         (i) The Guarantor is a corporation duly existing under the laws of the State of Delaware.

         (ii) The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action and do not conflict with any provision of law, any regulation, or the Guarantor's charter or by-laws, or any agreement binding upon it.

         (iii) No consent, approval and authorization of, registration with, or declaration to any governmental authority are required in connection with the execution, delivery and performance of this Guaranty.

         (iv) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(g) Continuing Guaranty. The Guaranty shall remain in full force and effect and be binding upon the Guarantor and its successors and permitted assigns, and inure to the benefit of the Beneficiary and its successors and permitted assigns, until all of the Obligations have been satisfied in full. In the event that any payment by Bear Stearns in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder in respect of such Obligations as if such payment had not been made.

(h) Notices. All notices in connection with this Guaranty shall be deemed effective, if in writing and delivered in person or by courier, on the date delivered to the following address (or such other address that the Guarantor shall notify the Beneficiary of in writing):

                  THE BEAR STEARNS COMPANIES INC.
                  383 Madison  Avenue
                  New York, NY 10179
                  Attention: Derivatives Department, 35th Floor
                  With a copy to: Legal Department, 10th Floor

(i) Governing Law. The Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to choice of law doctrine.

IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by the Guarantor to the Beneficiary as of the date first above written.

THE BEAR STEARNS COMPANIES INC.



/s/Timothy Murray
----------------------------------
Name:  Timothy Murray
Title: Authorized Signatory